UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 25, 2025
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Private Placement Offering

On September 25, 2025, Momentus Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Yield Point NY, LLC (the “Investor”), pursuant to which the Company agreed to sell (the “Offering”) (i) a Junior Secured Convertible Note having an aggregate principal amount of $1,630,435, maturing twelve months after the issue date, with original issue discount of 8%, convertible into shares of Class A common stock of the Company, par value $0.00001 per share (“Common Stock”) at a conversion price of $1.116 per share, and if not converted then amortized over the final six months concluding on the maturity date, and (ii) warrants to purchase up to 1,460,964 shares of Common Stock at an exercise price of $1.40 per share (the “Investor Warrants”). The Company received approximately $1,500,000 in gross proceeds from the Offering.

Securities Purchase Agreement

The Purchase Agreement contains representations and warranties of the Company and the Investor which are typical for transactions of this type. In addition, the Purchase Agreement contains customary covenants on the Company’s part that are typical for transactions of this type, as well as the following additional covenants: (i) for as long as the Notes remain outstanding, the Company agreed not to effect or enter into an Equity Line of Credit or agreement to effect any issuance by the Company or any of its subsidiaries involving a variable rate transaction, other than an “at the market” offering of Common Stock; and (ii) the Company agreed to hold a stockholder meeting within 60 days of the date of the Agreement at which the Company will solicit the stockholders’ affirmative vote for approval of the issuance in excess of 19.9% of shares outstanding as of the date of the Purchase Agreement in accordance with the applicable law and rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”).

The Purchase Agreement obligates the Company to indemnify the Investor and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by the Company, (ii) any breach of any obligation of the Company, and (iii) certain claims by third parties.

Convertible Note and Warrants

The Convertible Note is a junior secured obligation of the Company and is secured by certain personal property of the Company, pursuant to a Security Agreement (as defined below). Unless earlier converted, the Convertible Note will mature in September 2026. The Convertible Note bears interest at a rate of 8% per annum, subject to increase in the event of default to the lesser of 18% per annum or the maximum rate permitted under applicable law. The Convertible Note, including interest accrued thereon, is convertible at any time, in whole or in part, at the option of the holder into shares of Common Stock at a conversion price of $1.116 per share, subject to adjustment as set forth therein. The Convertible Note has a beneficial ownership limitation such that the Investor will not have the right to convert any portion of the Convertible Note if the Investor (together with its affiliates or any other persons acting together as a group with the Investor) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of the Convertible Note, or, upon 61 days’ prior written notice to the Company, 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of the Convertible Note. Commencing on the six-month anniversary of the date of the issuance of the Note, and on the same date every month thereafter, the Company shall make six equal amortization payments, with each payment being equal to one-sixth of the initial principal amount, plus all accrued but unpaid interest.

The Convertible Note also contains certain negative covenants, including prohibitions on the incurrence of indebtedness, liens, amendments to the Company’s organizational documents, dividends, redemption, related party transactions and entry into any equity line of credit agreement or variable rate transactions other than an “at the market” offering of Common Stock. The Convertible Notes also contain standard and customary events of default including, but not limited to, failure to make payments when due, failure to observe or perform covenants or agreements contained in the Convertible Note, existence of a default or event of default under any of the Transaction Documents (as defined in the Convertible Note), the bankruptcy or insolvency of the Company or any of its subsidiaries and unsatisfied judgments against the Company.

The Investor Warrants entitle the holder to purchase up to 1,460,964 shares of Common Stock. The Investor Warrants are exercisable immediately and have a term of five years. The Investor Warrants each have an exercise price of $1.40 per share, subject to adjustment as set forth therein.

AIR Warrants

Pursuant to the Purchase Agreement the Company also sold to the investor warrants to purchase up to $4,000,000 in principal amount of additional Convertible Notes and Investor Warrants (the “AIR Warrants”). The AIR Warrants are exercisable immediately and have a term of five years.  The Company may require the holder of the AIR Warrants to exercise AIR Warrants with respect to no more than two times the average daily trading volume of the Common Stock for the five prior trading days at any time when such average daily trading price for the Common Stock for the five prior trading days is at least 125% of the original conversion price of the Convertible Note.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company and the Investor entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to register the resale of the shares of Common Stock issuable upon conversion and exercise of the Convertible Note, Investor Warrants and the AIR Warrants on a registration statement on Form S-3 (the “Registration Statement”) to be filed with the United States Securities and Exchange Commission (the “SEC”) within 30 days after the date of Registration Rights Agreement and to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) no later than 45 calendar days after the initial filing deadline, in the event the registration statement is not subject to a full review by the SEC, or 90 calendar days after the initial filing deadline, in the event the registration statement is subject to a full review by the SEC, and in any event by the fifth business day after the date the Company is notified by the SEC that the registration statement will not be reviewed or will not be subject to further review. If certain of the Company’s obligations under the Registration Rights Agreement are not met, the Company is required to pay partial liquidated damages to the Investor.

Security Agreement

The Company also entered into a Security Agreement (the “Security Agreement”) with the Investor, as collateral agent (the “Collateral Agent”), the Investor and such holders of the Convertible Notes as may be issued in the future (together with the Investor, the “Secured Parties”). Pursuant to the Security Agreement, the Secured Parties were granted a security interest in certain of the Company’s personal property to secure the payment and performance of all of the Company’s obligations under the Convertible Note, Investor Warrants, Purchase Agreement, Registration Rights Agreement, and Security Agreement (together, the “Transaction Documents”).

The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement, Security Agreement, Convertible Note, Investor Warrants, and AIR Warrants are incomplete and are subject to, and qualified in their entirety by reference to the full text of thereof, copies of each of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 4.1, 4.2, and 4.3, respectively, each of which is incorporated herein in its entirely by reference.

Equity Line of Credit

Equity Purchase Agreement

On September 25, 2025 (the “Execution Date”), the Company, entered into an equity purchase agreement (“Equity Purchase Agreement”) with the Investor. Under the Equity Purchase Agreement, the Company has the right, but not the obligation, to direct the Investor to purchase up to $50,000,000 (the “Maximum Commitment Amount”) in shares of Common Stock of the Company upon satisfaction of certain terms and conditions contained in the Equity Purchase Agreement, including, without limitation, an effective registration statement filed with the SEC registering the resale of the shares of Put Stock (defined below) and the shares of Commitment Stock (defined below) and additional shares to be sold to the Investor from time to time under the Equity Purchase Agreement. The term of the Equity Purchase Agreement began on the Execution Date and ends on the earlier of (i) the date on which the Investor shall have purchased shares of Common Stock issued, or that the Company shall be entitled to issue, per any applicable Put Notice in accordance with the terms and conditions of the Equity Purchase Agreement (the “Put Stock”) equal to the Maximum Commitment Amount, (ii) the date that is thirty-six (36) months from the date the registration statement is declared effective, (iii) written notice of termination by the Company to the Investor (which shall not occur at any time that the Investor holds any of the shares of Put Stock, or within 30 days of the sale to the Investor of Put Stock), or (iv) written notice of termination by the Investor to the Company (the “Commitment Period”).

During the Commitment Period, the Company may direct the Investor to purchase shares of Put Stock by delivering a notice (a “Put Notice”) to the Investor. The Company shall, in its sole discretion, select the number of shares of Put Stock requested by the Company in each Put Notice. However, such amount may not exceed the Maximum Put Amount (as defined in the Equity Purchase Agreement). The purchase price to be paid by the Investor for the shares of Put Stock will be $1.24 per share.

In consideration for the Investor’s execution and delivery of, and performance under the Equity Purchase Agreement, on the Execution Date, the Company in its discretion shall either (i) pay to the Investor in cash $750,000 (“Commitment Cash”) or (ii) issue pre-funded warrants to purchase common stock (the “Pre-Funded Warrant”) to the Investor in a form acceptable to the Investor in its sole discretion and having an exercise price per share of $0.00001 (the “Commitment Stock”) having a value of $750,000 based on closing price of the Common Stock based on the shares price that is calculated the 5-day volume weighted average price of the Common Stock beginning on the date that the Initial Registration Statement (defined below) is declared effective (the “Commitment Stock Price”). All of the shares of Commitment Stock were fully earned as of the Execution Date, and the issuance of the shares of Commitment Stock is not contingent upon any other event or condition, including, without limitation, the effectiveness of the Initial Registration Statement or the Company’s submission of a Put Notice to the Investor and irrespective of any termination of the Equity Purchase Agreement.

Under the Equity Purchase Agreement, the Company is obligated to file with the SEC, on or before October 25, 2025, a registration statement on Form S-3 (the “Initial Registration Statement”) covering only the resale of the shares of Put Stock and Commitment Stock and to use its best efforts to have the Initial Registration declared effective no later than November 24, 2025.

The Equity Purchase Agreement contains customary representations, warranties, agreements, and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, the Investor represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act).

Pre-Funded Warrant

The Pre-Funded Warrant certifies that, for value received, the Investor is entitled to be issued up to $750,000 of shares of Common Stock based upon the Commitment Stock Price  and has an initial exercise price of $0.00001 per share. The pre-funded warrants may not be exercised if the aggregate number of shares of the Common Stock beneficially owned by the holder would exceed 4.99% immediately after exercise thereof, which ownership cap may be increased by the holder up to 9.99% upon 61 days’ prior notice.

EPA Registration Rights Agreement

On the Effective Date, in connection with the Equity Purchase Agreement, the Company entered into a registration rights agreement with the Investor (the “EPA Registration Rights Agreement”), pursuant to which the Company shall, by October 25, 2025, file with the SEC the Initial Registration Statement covering the maximum number of (i) shares of Commitment Stock, (ii) shares of Put Stock, which have been, or which may, from time to time be issued, including without limitation all of the shares of Common Stock which have been issued or will be issued to the Investor under the Equity Purchase Agreement (without regard to any limitation or restriction on purchases), and (iii) any and all shares of capital stock issued or issuable with respect to the Put Stock, Commitment Stock, and the Equity Purchase Agreement as a result of any stock split, combination, stock dividend, recapitalization, exchange, or similar event, or otherwise, without regard to any limitation on purchases under the Equity Purchase Agreement (the “Registrable Securities”), as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations, and interpretations so as to permit the resale of the Registrable Securities by the Investor, including, but not limited to, under Rule 415 at then-prevailing market prices (and not fixed prices). The Initial Registration Statement shall register only Registrable Securities. The Company shall use its commercial best efforts to have the Initial Registration Statement and any amendment thereto declared effective by the SEC at the earliest possible date, but in no event later than November 24, 2025.

The foregoing summary of the terms and conditions of each of the Equity Purchase Agreement, EPA Registration Rights Agreement and Pre-Funded Warrant is subject to, and qualified in its entirety by reference to the full text of such agreement, copies of which are filed as Exhibits 10.4, 10.5, and 4.4, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 of this Current Report on Form 8-K related to the Convertible Note, the Investor Warrants, the AIR Warrants and the shares of Common Stock issuable thereunder (collectively, the “Securities”) is hereby incorporated by reference into this Item 3.02. The Securities were sold without registration under the Securities Act in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited Investor and in reliance on similar exemptions under applicable state laws. The Securities may not be offered or sold in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Item 9.01	Fi nancial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Exhibit Description
4.1	Junior Secured Convertible Note Due September 25, 2026, dated September 25, 2025, between Momentus Inc. and Yield Point NY, LLC.
4.2	Common Stock Purchase Warrant, dated September 25, 2025, between Momentus Inc. and Yield Point NY, LLC.
4.3	AIR Warrant, dated September 25, 2025, between Momentus Inc. and Yield Point NY, LLC.
4.4	Pre-Funded Common Stock Purchase Warrant, dated September 25, 2025, between Momentus Inc. and Yield Point NY, LLC.
10.1	Securities Purchase Agreement, dated September 25, 2025, between Momentus Inc. and Yield Point NY, LLC
10.2	Registration Rights Agreement, dated September 25, 2025, between Momentus Inc. and Yield Point NY, LLC
10.3	Security Agreement, dated September 25, 2025, between Momentus Inc. and Yield Point NY, LLC
10.4	Equity Purchase Agreement, dated September 25, 2025, between Momentus Inc. and Yield Point NY, LLC
10.5	EPA Registration Rights Agreement, dated September 25, 2025, between Momentus Inc. and Yield Point NY, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler

		Name:	Lon Ensler

Dated:	September 29, 2025	Title:	Chief Financial Officer